UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 1, 2005

                             Alamosa Holdings, Inc.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                       000-32357                75-2890997
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                     5225 S. Loop 289, Lubbock, Texas, 79424
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code: (806) 722-1100
                                                          ---------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 7.01  Regulation FD Disclosure.
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On December 1, 2005, David E. Sharbutt, Chairman and Chief Executive Officer of
Alamosa Holdings, Inc., participated in the 2005 Annual Technology Conference held in Scottsdale, Arizona. The full text of the transcript of Mr. Sharbutt's presentation is set forth in Exhibit 99.1 hereto. The information in this report, including the exhibit hereto, is not deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01  Financial Statements and Exhibits.
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(c) Exhibits.


Exhibit
Number          Description
-------         -----------

Exhibit 99.1 Transcript of presentation by David E. Sharbutt, Chairman and Chief Executive Officer of Alamosa Holdings, Inc., at the 2005 Annual Technology Conference.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: December 2, 2005


                             ALAMOSA HOLDINGS, INC.

                             By /s/ Kendall W. Cowan
                                ---------------------------------
                                Name:  Kendall W. Cowan
                                Title: Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number          Description
-------         -----------
Exhibit 99.1    Transcript of presentation by David E. Sharbutt, Chairman and
                Chief Executive Officer of Alamosa Holdings, Inc., at the 2005
                Annual Technology Conference.